Exhibit 99.2

BISHOP HILL CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	As of June 30, 2015	As of December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$311,986	$1,282,504
Restricted cash	4,328,436	776,913
Accounts receivable	7,454,854	4,552,393
Prepaid expenses and other current assets	125,394	262,404
Total current assets	12,220,670	6,874,214

LONG-TERM ASSETS:
Property, plant and equipment - net	306,117,020	313,099,542
Restricted cash	23,464,656	27,501,997
Long-term inventory	609,285	544,474
Capitalized finance costs - net	8,664,574	9,276,191
Other long-term assets	120,583	120,583
Total long-term assets	338,976,118	350,542,787
TOTAL	$351,196,788	$357,417,001

See notes to Condensed Consolidated Financial Statements (Unaudited)

BISHOP HILL CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(CONTINUED)

	As of June 30, 2015	As of December 31, 2014
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$139,469	$1,329
Accounts payable - related parties	340,685	448,079
Current portion of long-term debt	11,754,911	15,361,324
Risk management liabilities	6,353,604	6,690,224
Property taxes payable	2,080,728	2,124,721
Other liabilities and accrued expenses	1,441,224	1,323,147
Total current liabilities	22,110,621	25,948,824

LONG-TERM LIABILITIES:
Long-term debt	272,881,335	278,807,199
Asset retirement obligation	5,579,435	5,427,368
Long-term risk management liabilities	1,111,040	4,284,338
Other long-term liabilities	2,642,081	2,234,786
Total long-term liabilities	282,213,891	290,753,691
Total liabilities	304,324,512	316,702,515

COMMITMENTS AND CONTINGENCIES (See Note 7)	—	—

EQUITY:
Member's equity	41,651,234	35,800,796
Non-controlling interest	5,221,042	4,913,690
Total equity	46,872,276	40,714,486
TOTAL	$351,196,788	$357,417,001

See notes to Condensed Consolidated Financial Statements (Unaudited)

BISHOP HILL CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Six Months Ended June 30,
	2015	2014
OPERATING REVENUES	$28,026,919	$30,691,844

OPERATING EXPENSES:
Plant operating and maintenance expense	3,743,270	3,000,222
Depreciation and accretion expense	7,173,578	7,186,051
General and administrative expense	411,918	364,332
Taxes (other than income taxes)	996,370	921,398
Total operating expenses	12,325,136	11,472,003

INCOME FROM OPERATIONS	15,701,783	19,219,841

OTHER INCOME (EXPENSE):
Interest expense	(8,981,480)	(9,398,694)
Other - net	(26,355)	(29,192)
Total other expense	(9,007,835)	(9,427,886)

NET INCOME	6,693,948	9,791,955

NON-CONTROLLING INTEREST SHARE	484,000	536,000

NET INCOME ATTRIBUTABLE TO MEMBER	$6,209,948	$9,255,955

See notes to Condensed Consolidated Financial Statements (Unaudited)

BISHOP HILL CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (UNAUDITED)

	For the Six Months Ended June 30,
	2015	2014
NET INCOME	$6,693,948	$9,791,955

OTHER COMPREHENSIVE LOSS:
Risk management activity	3,509,918	(10,068,862)

COMPREHENSIVE LOSS	10,203,866	(276,907)

NON-CONTROLLING INTEREST SHARE OF COMPREHENSIVE LOSS	659,000	33,000

COMPREHENSIVE LOSS ATTRIBUTABLE TO MEMBER	$9,544,866	$(309,907)

See notes to Condensed Consolidated Financial Statements (Unaudited)

BISHOP HILL CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF MEMBER'S EQUITY (UNAUDITED)

		Member
	Total	Accumulated Other Comprehensive Income (Loss)	Contributed Capital and Retained Earnings	Non-controlling Interest
BEGINNING EQUITY - January 1, 2015	$40,714,486	$(11,244,562)	$47,045,358	$4,913,690
Comprehensive income (loss):
Net income	6,693,948	—	6,209,948	484,000
Other comprehensive loss - risk management activity	3,509,918	3,334,918	—	175,000
Total comprehensive income (loss)	10,203,866	3,334,918	6,209,948	659,000
Capital distributions	(4,046,076)	—	(3,694,428)	(351,648)
ENDING EQUITY - June 30, 2015	$46,872,276	$(7,909,644)	$49,560,878	$5,221,042

		Member
	Total	Accumulated Other Comprehensive Income (Loss)	Contributed Capital and Retained Earnings	Non-controlling Interest
BEGINNING EQUITY - January 1, 2014	$67,109,531	$5,433,166	$55,325,378	$6,350,987
Comprehensive income (loss):
Net income	9,791,955	—	9,255,955	536,000
Other comprehensive loss - risk management activity	(10,068,862)	(9,565,862)	—	(503,000)
Total comprehensive income (loss)	(276,907)	(9,565,862)	9,255,955	33,000
Capital distributions	(4,950,900)	—	(4,599,252)	(351,648)
ENDING EQUITY - June 30, 2014	$61,881,724	$(4,132,696)	$59,982,081	$6,032,339

See notes to Condensed Consolidated Financial Statements (Unaudited)

BISHOP HILL CLASS B HOLDINGS LLC AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For Six Months Ended June 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,693,948	$9,791,955
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and accretion expense	7,173,578	7,186,051
Amortization of capitalized finance costs	611,617	611,617
Changes in assets and liabilities:
Accounts receivable	(2,902,461)	815,592
Prepaid expenses and other current assets	137,012	23,904
Long-term inventory	(64,811)	(116,356)
Accounts payable	138,140	(27,636)
Accounts payable - related parties	(107,394)	(13,810)
Other liabilities and accrued expenses	481,379	(747,058)
Net cash provided by operating activities	12,161,008	17,524,259

CASH FLOWS FROM INVESTING ACTIVITIES:
Additions to property, plant and equipment	(38,989)	(21,434)
Restricted cash	485,818	(3,837,823)
Other investing activities	—	41,992
Net cash provided by (used in) investing activities	446,829	(3,817,265)

CASH FLOWS FROM FINANCING ACTIVITIES:
Debt repayments	(9,532,279)	(9,123,990)
Capital distributions to member	(3,694,428)	(4,599,252)
Capital distributions to non-controlling interest	(351,648)	(351,648)
Net cash used in financing activities	(13,578,355)	(14,074,890)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(970,518)	(367,896)

CASH AND CASH EQUIVALENTS - Beginning of year	1,282,504	1,513,169

CASH AND CASH EQUIVALENTS - End of period	$311,986	$1,145,273

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION - Cash paid during the period for interest	$8,369,835	$8,789,952

See notes to Condensed Consolidated Financial Statements (Unaudited)

BISHOP HILL CLASS B HOLDINGS LLC AND SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.	DESCRIPTION OF BUSINESS

Bishop Hill Class B Holdings LLC, a Delaware limited liability company, together with its subsidiaries is herein defined as the “Company.” The purpose of the Company is to own, operate and maintain the Bishop Hill Energy Center (the “Project”) located in Henry and Stark counties, both in Illinois.

The Project is a 211 megawatt (“MW”) electricity generating facility with 133 wind turbine generator units. The Project commenced commercial operations in July 2012.

The Company is owned 100% by Invenergy US Wind I LLC (“IUSW1”). The Company owns 100% of the Class B membership interests in Bishop Hill Holdings LLC (“Holdings”), which directly owns 100% of the membership interest in Bishop Hill Energy LLC (“Bishop”), the direct owner of the Project. The membership interest of Holdings includes a third party investor, which is classified as non-controlling interest of the Company.

On June 30, 2015, Invenergy Wind Global LLC (“IWG”), an affiliate of the Company, entered into a Purchase and Sale Agreement (the “PSA”) with a third party to sell 90.1% of the equity interests in the Company upon certain conditions being achieved. IWG will retain the remaining 9.9% equity interests in the Company. The sale is expected to close by the end of 2015.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

In the opinion of management, the accompanying unaudited condensed consolidated financial statements of the Company include all adjustments (consisting of normal, recurring items) necessary to present fairly its financial position and results of operations and cash flows for the periods presented. The Company has presented the condensed consolidated financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") for interim financial information. Accordingly, the condensed consolidated financial statements do not include all the information and disclosures required by GAAP for complete financial statements. The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the annual financial statements for the fiscal year ended December 31, 2014.

Subsequent events were evaluated through August 17, 2015, the date the condensed consolidated financial statements were available to be issued.

Management Estimates

The preparation of condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Restricted Cash

Restricted cash consists of cash held for purposes of paying operating and maintenance costs, capital expenditures and debt service obligations. Classification on the condensed consolidated balance sheet is consistent with related agreements. Fluctuations in restricted cash relate to seasonality of revenue and timing of payment obligations. The carrying amount of restricted cash approximates fair market value because of the short maturity of these instruments.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued an update to accounting for revenue recognition, which provides a universal method for recognizing revenue. The guidance provides that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance is effective for annual reporting periods beginning after December 15, 2018, and will be applied retrospectively to all prior periods presented or apply the requirements in the year of adoption, through a cumulative adjustment. Early adoption is permitted for the year ending December 31, 2017. The Company is currently evaluating the potential impact of the adoption of this revised accounting guidance on its revenue recognition policy.

In February 2015, the FASB issued updated guidance which amends consolidation guidance by including changes to the variable and voting interest models used by entities to evaluate whether an entity should be consolidated. The guidance is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The Company is currently evaluating the potential impact of the updated guidance on the condensed consolidated balance sheets, statements of operations and comprehensive income and statements of cash flows.

In April 2015, the FASB issued an update to the guidance of interest on simplifying the presentation of debt issuance costs, which requires debt issuance costs related to a recognized debt liability to be presented on the condensed consolidated balance sheets as a direct deduction from the debt liability. The guidance is effective for annual reporting periods beginning after December 15, 2015. The Company is evaluating the potential impact of the updated guidance on the condensed consolidated balance sheets.

3.	PROPERTY, PLANT AND EQUIPMENT - NET

Property, plant and equipment - net, consisted of the following:

	June 30, 2015	December 31, 2014
Land	$10,015,757	$10,015,757
Plant	337,459,984	337,459,984
Other property and equipment	4,589,560	4,550,572
Subtotal	352,065,301	352,026,313
Less accumulated depreciation	(45,948,281)	(38,926,771)
Property, plant and equipment - net	$306,117,020	$313,099,542

The Company recorded $7,059,820 and $6,976,763 of depreciation expense for the six months ended June 30, 2015, and 2014, respectively, on the condensed consolidated statements of operations and comprehensive income.

4.	FAIR VALUE MEASUREMENTS

Fair value refers to the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction in the principal market in which the reporting entity transacts based on the assumptions market participants would use when pricing the asset or liability. The fair value hierarchy prioritizes the information used to develop those assumptions giving priority, from highest to lowest, to quoted prices in active markets for identical assets and liabilities (Level 1); observable inputs not included in Level 1, for example, quoted prices for similar assets and liabilities (Level 2); and unobservable data (Level 3), for example, a reporting entity’s own internal data based on the best information available in the circumstances.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement requires judgment, and may affect the valuation of fair value assets and liabilities and their placement within the fair value hierarchy levels.

The Company identified its interest rate swaps (“Swaps”) as items governed by fair value accounting. The Company uses market participant assumptions including assumptions of credit risk to value these derivatives. The Company performed a sensitivity analysis around the credit risk by considering changes to the utilized credit rating to determine whether such changes result in a significant change to the fair values. These inputs can be readily observable or market corroborated and are rendered Level 2 for purposes of disclosure.

The Company’s risk management assets and liabilities by level within the fair value hierarchy are summarized as follows:

	Fair Value as of June 30, 2015
Risk Management Liabilities	Level 1	Level 2	Level 3
Interest rate swaps	$—	$7,464,644	$—

	Fair Value as of December 31, 2014
Risk Management Liabilities	Level 1	Level 2	Level 3
Interest rate swaps	$—	$10,974,562	$—

The determination of the fair values above incorporates various factors such as the liquidity premiums that may be demanded by market participants and the credit standing of the counterparties involved. Such valuation adjustments represent the amount of probable change due to default either by the Company or a third party. The credit reserve is developed based on the Company’s expectation of the market participants’ perspective of potential credit exposure. The calculation of the credit reserve on net asset positions is based on available market information including credit ratings and credit default swap rates. The Company also incorporates non-performance risk in net liability positions based on an assessment of market participants’ assumptions of the Company’s potential risk of default.

5.	DEBT

On November 15, 2011, Bishop entered into a credit agreement to provide term loan financing and letters of credit (see Note 7). The term loan bears interest of the London InterBank Offered Rate (“LIBOR”) plus a fixed margin ranging from 2.750% to 3.125% through the maturity date of June 30, 2022. The interest rate totaled 3.04% and 2.98% at June 30, 2015, and December 31, 2014, respectively. The credit agreement contains provisions which prevent the distribution of available cash if there is an event of default or specified financial ratios are not met during a payment period. No such restrictions exist as of June 30, 2015. The credit agreement is secured by the Project assets.

The fair value of debt, including the current portion, is estimated by calculating the present value of the future principal and interest payments based on projections of LIBOR and market adjusted estimates of credit risk.

The carrying value and fair value of the debt obligations are summarized in the tables below:

	June 30, 2015
Debt Obligation	Carrying Value	Fair Value
Term Loan	$284,636,246	$333,582,000

	December 31, 2014
Debt Obligation	Carrying Value	Fair Value
Term Loan	$294,168,523	$346,679,000

6.	INTEREST RATE SWAPS

The Company has executed Swaps, which meet the definition of derivative instruments. These Swaps are entered into in accordance with and as required by the covenants of the credit agreement and are secured in the same manner as the underlying debt.

The terms of the Swaps are summarized as follows:

Term	Notional	Pay Fixed Rate	Receive Floating Rate	Cash Flow Hedge Accounting Election Date
June 8, 2012 through	Resets from $329,852,942	2.705%	Three-month	November 15, 2011
June 28, 2030	to $15,379,748		LIBOR
Balance - June 30, 2015	$284,636,246
Balance - December 31, 2014	$294,168,523

The following tables summarize amounts recorded related to the Swaps:

June 30, 2015		Six Months Ended June 30, 2015
Current Risk Management Liabilities	Long-Term Risk Management Liabilities	Settlement Payments Recorded in Interest Expense
$6,353,604	$1,111,040	$3,608,124

December 31, 2014		Six Months Ended June 30, 2014
Current Risk Management Liabilities	Long-Term Risk Management Liabilities	Settlement Payments Recorded in Interest Expense
$6,690,224	$4,284,338	$3,827,625

The following tables represent the activity recorded in accumulated other comprehensive income (loss) (“AOCI” or “AOCL”) for the Swaps:

	June 30, 2015	June 30, 2014
Balance - January 1	$(11,244,562)	$5,433,166
Changes in fair value	(139,612)	(13,931,754)
Reclasses from AOCL to interest expense	3,649,530	3,862,892
Non-controlling interest share	(175,000)	503,000
Balance - June 30	$(7,909,644)	$(4,132,696)

The portion of AOCL expected to be reclassified into interest expense net on the condensed consolidated statements of operations and comprehensive income during the next twelve months is $6,353,604 and $7,314,236 as of June 30, 2015, and 2014, respectively.

The Company’s Swaps contain cross-default provisions that, if triggered, would permit the counterparty to declare a default and require settlement of the outstanding amount. These cross-default provisions could be triggered if there was a non-performance event under specified indebtedness in excess of a certain threshold. On an ongoing basis, the Company assesses the appropriateness of these cross-default provisions in our contracts. The fair value of net derivative liabilities subject to cross-default provisions totaled $7,464,644 and $10,974,562 as of June 30, 2015 and December 31, 2014, respectively. The Company believes that a non-performance event under these provisions is unlikely.

7.	COMMITMENTS AND CONTINGENCIES

The Company leases land used by the Project under various operating lease agreements expiring on various dates through 2037. Lease expense is recognized on a straight-line basis if the agreement includes known escalating payments over the lease term. Some of the lease agreements include contingent rent payments based on a predetermined percentage of operating revenues of the Project.

The Company recorded $1,176,895 and $1,165,284 of total lease expense, of which $1,024,166 and $1,004,084 represented minimum rent payments for the six months ended June 30, 2015, and 2014, respectively.The Company had available letter of credit lines totaling $10,201,134, of which $8,000,000 and $8,500,000 letters of credit were issued as of June 30, 2015, and December 31, 2014, respectively. The letters of credit provide security for obligations under Project-related contracts.

Pursuant to terms under the power purchase agreement, the Company is required to make payments to Tennessee Valley Authority (“TVA”), if the guaranteed supply of energy is not met. The Company does not believe that such payments are likely to be required in the future.

8.	RELATED PARTY TRANSACTIONS

On November 15, 2011, Bishop entered into a Facility Management Agreement (“Agreement”) with Invenergy Services LLC (“Services”). The Agreement called for a fixed monthly administrative fee, which includes home office labor and out-of-pocket expenses, of $14,500 from the Commercial Operation Date until the termination of the agreement, escalating annually for the Consumer Price Index (“CPI”). Under the Agreement, Services shall also be reimbursed for direct operating expenses, including facility labor. Additionally, the Agreement calls for an annual remove monitoring and reset fee of $182,875, escalating annually for CPI, starting from the Commercial Operation Date. Per the Agreement, the Company shall pay Services a monthly management fee of $13,800 until the termination of the Agreement, escalating annually for CPI. The Company recorded $892,790 and $800,682 of such related party transactions for the six months ended June 30, 2015, and 2014, respectively, on the condensed consolidated statements of operations and comprehensive income.

Some third-party invoices are paid by Services or other related affiliates on behalf of the Company. Such invoices are billed to the Company and reimbursed at cost.

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